SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549


                            FORM 8-K

                         CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)

                        February 1, 1998


                    MICRON ELECTRONICS, INC.
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     (Exact name of registrant as specified in its charter)

                            Minnesota
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         (State or other jurisdiction of incorporation)

          0-17932                         41-1404301
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     (Commission File No)     (IRS Employer Identification Number)



                       900 E. Karcher Road
                      Nampa, Idaho   83687
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            (Address of principal executive offices)


                         (208) 898-3434
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      (Registrant's telephone number, including area code)

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ITEM 5:  OTHER EVENTS:

     On February 1, 1998, Micron Electronics, Inc. (the "Company") and Cornerstone Equity Investors IV, LP ("Cornerstone") amended and restated their agreement whereby the Company agreed to sell 90% of the Company's wholly-owned contract manufacturing subsidiary to Cornerstone. A copy of the Amended and Restated Recapitalization Agreement is attached as Exhibit
2.3 and is incorporated by reference.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          The following exhibits are filed herewith:

          2.3 Amended and Restated Recapitalization Agreement by and among Micron Electronics, Inc., Micron Custom Manufacturing Services, Inc., MEI California, Inc. and Cornerstone Equity Investors IV, L.P. dated as of February 1, 1998.

                           SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MICRON ELECTRONICS, INC.




Date: February 19, 1998           By /s/T. Erik Oaas
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                                   T. Erik Oaas
                                   Executive Vice President,
                                   Finance and Chief Financial
                                   Officer